PROSPECTUS September 28, 2016

BARROW VALUE OPPORTUNITY FUND

(BALIX)

BARROW LONG/SHORT OPPORTUNITY FUND

(BFSLX)

Managed by
Barrow Street Advisors LLC

For information or assistance in opening an account, please call toll-free 1-877-767-6633.

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary: Barrow Value Opportunity Fund	3
Risk/Return Summary: Barrow Long/Short Opportunity Fund	11
Investment Objective, Investment Strategies and Related Risks	18
Value Opportunity Fund	18
Long/Short Opportunity Fund	22
Fund Management	26
Historical Performance of the Adviser’s Long/Short Style Private Accounts	29
How the Funds Value Their Shares	31
How to Buy Shares	31
How to Exchange Shares	36
How to Redeem Shares	36
Dividends, Distributions and Taxes	39
Financial Highlights	40
Customer Privacy Notice	43
For Additional Information	back cover

RISK/RETURN SUMMARY:
BARROW VALUE OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Barrow Value Opportunity Fund (the “Value Opportunity Fund”) seeks to generate long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.60%
Fee Waivers and/or Expense Reimbursement (1)	0.44%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.16%

(1)

Barrow Street Advisors LLC (the “Adviser”) has contractually agreed, until October 1, 2017, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage fees and commissions, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 1.15% of average daily net assets. Management Fee waivers and expense reimbursements by the Adviser are subject to repayment by the Value Opportunity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to October 1, 2017, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Value Opportunity Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Value Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Value Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Value Opportunity Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 118	$ 462	$ 829	$ 1,863

Portfolio Turnover

The Value Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Value Opportunity Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Value Opportunity Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of the common stock of U.S. companies that the Adviser believes are high quality and priced well below their intrinsic value.

In selecting investments, the Adviser uses its proprietary Quality-meets-Value (“QMV”) strategy, which evaluates and ranks the quality and value of companies based on various factors, including, without limitation, market pricing, intrinsic value, return on capital, profitability, cash flow, growth, and debt level.

The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency. The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics. The Value Opportunity Fund generally invests in companies with the Adviser’s highest QMV rankings. The Value Opportunity Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector. The Value Opportunity Fund may invest in any industry sector and normally limits investment to companies in the large, mid, and small capitalization segments.

The Value Opportunity Fund endeavors to hold its companies patiently while the market re-appraises their intrinsic value and price. After an investment period that the Adviser considers to be optimal, the Value Opportunity Fund generally sells companies if they no longer rank well enough to be included in the portfolio. The Value Opportunity Fund may also sell companies after they are announced as acquisition targets or for other reasons.

Under normal circumstances, the Value Opportunity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in long positions in equity securities. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

In addition to investing in common stock, the Value Opportunity Fund may invest in cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.

Because of the types of securities in which the Value Opportunity Fund invests and the investment techniques the Adviser uses, Value Opportunity Fund is designed for investors who are investing for the long term.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Value Opportunity Fund. The success of the Value Opportunity Fund’s investment strategy depends largely upon the Adviser’s approach to selecting common stocks for purchase and sale by the Value Opportunity Fund and there is no assurance that the Value Opportunity Fund will achieve its investment objective. The Value Opportunity Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Value Opportunity Fund are generally described below.

Stock Market Risk. The return on and value of an investment in the Value Opportunity Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Value Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk. Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations. Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Value Opportunity Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Value Opportunity Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Value Opportunity Fund will be correct or produce the desired results. Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Value Opportunity Fund’s inception.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Value Opportunity Fund’s value investment style may go out of favor with investors, negatively affecting the Value Opportunity Fund’s performance.

PERFORMANCE SUMMARY

The bar chart and table shown below provide some indication of the risks of investing in the Value Opportunity Fund by showing changes in the Value Opportunity Fund’s performance from year to year and by showing how the Value Opportunity Fund’s average annual total returns for one year and since inception compared with those of a broad-based securities market index.

For periods prior to August 30, 2013, the performance shown below is for Barrow Street Fund LP, an unregistered limited partnership managed by the portfolio managers of the Value Opportunity Fund (the “Predecessor Private Fund”). The Predecessor Private Fund was reorganized into the former Institutional Class shares of the Fund and now the existing sole share class of the Fund on August 30, 2013, the date that the Value Opportunity Fund commenced operations. The Value Opportunity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Value Opportunity Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Predecessor Private Fund’s investment goals, policies, guidelines and restrictions. The Predecessor Private Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Value Opportunity Fund was a limited partnership. The Predecessor Private Fund’s performance is net of management fees and other expenses but does not include the effect of the performance fee which was in place until October 7, 2012. From its inception on December 31, 2008 through August 30, 2013, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Value Opportunity Fund’s performance.

The Value Opportunity Fund and the Predecessor Private Fund’s past performance, before and after taxes, shown below is not necessarily an indication of how the Value Opportunity Fund will perform in the future. The Value Opportunity Fund shares would have similar annual returns to the Predecessor Private Fund because they are invested in the same portfolio of securities, however, the returns for Value Opportunity Fund shares would be different from the Predecessor Private Fund because Value Opportunity Fund shares have different expenses than the Predecessor Private Fund. Updated performance information is available at no cost by visiting www.barrowfunds.com or by calling 1-877-767-6633.

Calendar Year Returns

The Value Opportunity Fund’s year-to-date return through May 31, 2016 is -1.21%.

Quarterly Returns During This Time Period

Highest:	15.03% (quarter ended December 31, 2011)
Lowest:	-18.14% (quarter ended September 30, 2011)

The following table shows the average annual returns for the Value Opportunity Fund over periods ended December 31, 2015. Performance shown prior to August 30, 2013, was that of the Predecessor Private Fund, an unregistered limited partnership, and did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, after-tax returns for the Predecessor Private Fund for periods prior to August 30, 2013, are not shown.

Average Annual Total Returns
(For periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (December 31, 2008)
Value Opportunity Fund
Return Before Taxes	0.81%	12.67%	15.87%
Return After Taxes on Distributions	0.44%	11.99%	15.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.77%	10.12%	13.13%
S&P 500 Index Fund
(reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	14.81%

The after-tax returns shown above are since August 30, 2013 and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).

MANAGEMENT OF THE FUND

Barrow Street Advisors LLC (the “Adviser”) is the Value Opportunity Fund’s investment adviser.

Portfolio Managers

Nicholas Chermayeff and Robert F. Greenhill, Jr. are the co-Portfolio Managers of the Value Opportunity Fund and have been responsible for the day-to-day management of the Value Opportunity Fund’s portfolio since its inception in August 2013. Both Portfolio Managers serve as an officer and Principal of the Adviser.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investments

The minimum investment is $2,500 for all regular accounts.

Minimum Additional Investments

The minimum additional investment is $100 for regular accounts ($50 for IRA and UGMA/UTMA accounts).

General Information

You may purchase or redeem (sell) shares of the Value Opportunity Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Value Opportunity Fund should be sent to Barrow Value Opportunity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-877-767-6633 for assistance.

TAX INFORMATION

The Value Opportunity Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Value Opportunity Fund through a broker-dealer or any other financial intermediary (such as a bank), the Value Opportunity Fund and its related companies may pay the intermediary for the sale of Value Opportunity Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Opportunity Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

RISK/RETURN SUMMARY:
BARROW LONG/SHORT OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Barrow Long/Short Opportunity Fund (the “Long/Short Opportunity Fund”) seeks to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Dividend expense on securities sold short	1.18%
Brokerage expense on securities sold short	0.59%
Other operating expenses	1.31%
Acquired Fund Fees and Expenses (1)	0.01%
Total Other Expenses	3.09%
Total Annual Fund Operating Expenses	4.59%
Fee Waivers and/or Expense Reimbursement (2)	0.86%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	3.73%

(1)

“Total Annual Operating Expenses” and “Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursement” will not correlate to the ratios of expenses in the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

(2)

Barrow Street Advisors LLC (the “Adviser”) has contractually agreed, until October 1, 2017, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 1.74% of average daily net assets. Management Fee waivers and expense reimbursements by the Adviser are subject to repayment by the Long/Short Opportunity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to October 1, 2017, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Long/Short Opportunity Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Long/Short Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Long/Short Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Long/Short Opportunity Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 375	$ 1,309	$ 2,250	$ 4,637

Portfolio Turnover

The Long/Short Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Long/Short Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Long/Short Opportunity Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of:

●	long positions in the common stock of U.S. companies that the Adviser believes are high quality and priced well below their intrinsic value; and

●	short positions in the common stock of U.S. companies that the Adviser believes are low quality and priced well above their intrinsic value.

In selecting investments, the Adviser uses its proprietary Quality-meets-Value (‘QMV”) strategy, which evaluates and ranks the quality and value of companies based on various factors, including, without limitation, market pricing, intrinsic value, return on capital, profitability, cash flow, growth, and debt level.

The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency. The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics. The Long/Short Opportunity Fund generally invests in companies with the Adviser’s highest and lowest QMV rankings as long positions and short positions, respectively. The Long/Short Opportunity Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Long/Short Opportunity Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector. The Long/Short Opportunity Fund may invest in any industry sector and normally limits investment to companies in the large, mid and small capitalization segments.

The Long/Short Opportunity Fund endeavors to hold its positions patiently while the market re-appraises the intrinsic value and price of the Long/Short Fund’s portfolio companies. After an investment period that the Adviser considers to be optimal, the Long/Short Opportunity Fund generally sells long positions in companies that no longer rank well enough to be included in the portfolio, and generally covers short positions in companies that no longer rank poorly enough to be included in the portfolio. The Long/Short Opportunity Fund may also remove positions in companies after they are announced as acquisition targets or for other reasons.

Under normal circumstances, the Long/Short Opportunity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in long and short positions in equity securities. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

In addition to investing in common stock or selling common stock short, the Long/Short Opportunity Fund may invest in futures contracts on market indices as part of its hedging strategy. The Long/Short Opportunity Fund may also invest in cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.

Because of the types of securities in which the Long/Short Opportunity Fund invests and the investment techniques the Adviser uses, the Long/Short Opportunity Fund is designed for investors who are investing for the long term.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Long/Short Opportunity Fund. The success of the Long/Short Opportunity Fund’s investment strategy depends largely upon the Adviser’s skill in selecting common stocks for purchase and sale by the Long/Short Opportunity Fund and there is no assurance that the Long/Short Opportunity Fund will achieve its investment objective. The Long/Short Opportunity Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Long/Short Opportunity Fund are generally described below.

Stock Market Risk. The return on and value of an investment in the Long/Short Opportunity Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Long/Short Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Short Sales Risk. The Long/Short Opportunity Fund expects to sell securities short. The Long/Short Opportunity Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Long/Short Opportunity Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Long/Short Opportunity Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Long/Short Opportunity Fund’s investment may result in a loss. The Long/Short Opportunity Fund’s losses are potentially unlimited in a short sale transaction.

The Long/Short Opportunity Fund will incur increased transaction costs associated with selling securities short. When the Long/Short Opportunity Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Long/Short Opportunity Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent the Long/Short Opportunity Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Long/Short Opportunity Fund’s performance.

To the extent the Long/Short Opportunity Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Long/Short Opportunity Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk. Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations. Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Long/Short Opportunity Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Long/Short Opportunity Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Long/Short Opportunity Fund will be correct or produce the desired results. Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Long/Short Opportunity Fund’s inception.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Long/Short Opportunity Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

PERFORMANCE SUMMARY

The bar chart and table shown below provide some indication of the risks of investing in the Long/Short Opportunity Fund by showing changes in the Long/Short Opportunity Fund’s performance from year to year and by showing how the Long/Short Opportunity Fund’s average annual total returns for one year and since inception compared with those of a broad-based securities market index. How the Long/Short Opportunity Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Long/Short Opportunity Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-877-767-6633.

Calendar Year Returns

The Long/Short Opportunity Fund’s year-to-date return through May 31, 2016 is -5.36%.

Quarterly Returns During This Time Period

Highest:	4.59% (quarter ended March 31, 2015)
Lowest:	-1.16% (quarter ended March 31, 2014)

The following table shows the average annual returns for the Long/Short Opportunity Fund over periods ended December 31, 2015.

Average Annual Total Returns
(For periods ended December 31, 2015)

	1 Year	Since Inception (August 30, 2013)
Long/Short Opportunity Fund
Return Before Taxes	7.98%	4.25%
Return After Taxes on Distributions	7.98%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	4.52%	3.21%
S&P 500 Index Fund
(reflects no deduction for fees, expenses or taxes)	1.38%	12.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).

MANAGEMENT OF THE FUND

Barrow Street Advisors LLC is the Long/Short Opportunity Fund’s investment adviser.

Portfolio Managers

Nicholas Chermayeff and Robert F. Greenhill, Jr. are the co-Portfolio Managers of the Long/Short Opportunity Fund and have been responsible for the day-to-day management of the Long/Short Opportunity Fund’s portfolio since its inception in August 2013. Both Portfolio Managers serve as an officer and Principal of the Adviser.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investments

The minimum investment is $2,500 for all regular accounts.

Minimum Additional Investments

The minimum additional investment is $100 for regular accounts ($50 for IRA and UGMA/UTMA accounts).

General Information

You may purchase or redeem (sell) shares of the Long/Short Opportunity Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

Written requests to the Long/Short Opportunity Fund should be sent to Barrow Long/Short Opportunity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-877-767-6633 for assistance.

TAX INFORMATION

Long/Short Opportunity Fund Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Long/Short Opportunity Fund through a broker-dealer or any other financial intermediary (such as a bank), the Long/Short Opportunity Fund and its related companies may pay the intermediary for the sale of Long/Short Opportunity Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Long/Short Opportunity Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

VALUE OPPORTUNITY FUND

Investment Objective

The Value Opportunity Fund seeks to generate long-term capital appreciation. The Value Opportunity Fund reserves the right to change the investment objective without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategy

The Value Opportunity Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of the common stock of U.S. companies that the Adviser believes are high quality and priced well below their intrinsic value.

In selecting investments, the Adviser uses its proprietary QMV strategy, which evaluates and ranks the quality and value of companies based on various factors, including, without limitation, market pricing, intrinsic value, return on capital, profitability, cash flow, growth, and debt level.

The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency. The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics. Value Opportunity Fund generally invests in companies with the Adviser’s highest QMV rankings. Value Opportunity Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector. Value Opportunity Fund may invest in any industry sector and normally limits investment to companies in the large, mid, and small capitalization segments.

Value Opportunity Fund endeavors to hold its companies patiently while the market re-appraises their intrinsic value and price. After an investment period that the Adviser considers to be optimal, Value Opportunity Fund generally sells companies if they no longer rank well enough to be included in the portfolio. Value Opportunity Fund may also sell companies after they are announced as acquisition targets or for other reasons.

Under normal circumstances, Value Opportunity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in long positions in equity securities. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

In addition to investing in common stock, Value Opportunity Fund may invest in exchange traded index funds and cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments. Because of the types of securities in which Value Opportunity Fund invests and the investment techniques the Adviser uses, Value Opportunity Fund is designed for investors who are investing for the long term.

Investment Risks

The risks associated with the Value Opportunity Fund’s investment strategies are generally described below. The Value Opportunity Fund may be subject to additional risks because of the types of investments the Value Opportunity Fund makes or because of changes in market conditions. As with any mutual fund investment, there is a risk that you could lose money by investing in the Value Opportunity Fund. The success of the Value Opportunity Fund’s investment strategy depends largely upon the Adviser’s approach to selecting common stocks for purchase and sale by the Value Opportunity Fund and there is no assurance that the Value Opportunity Fund will achieve its investment objective. The Value Opportunity Fund may not be appropriate for use as a complete investment program.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Value Opportunity Fund’s value investment style may go out of favor with investors, negatively affecting the Value Opportunity Fund’s performance.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk. Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations. Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Stock Market Risk. The return on and value of an investment in the Value Opportunity Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Value Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Value Opportunity Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Value Opportunity Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for Value Opportunity Fund will be correct or produce the desired results. Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Value Opportunity Fund’s inception.

In addition to the strategies and risks described above, the Value Opportunity Fund may invest in other types of securities whose risks are described below or in the Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements, and money market mutual fund shares (“Money Market Instruments”). The Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent the Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the SEC). Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of the Value Opportunity Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

CFTC Regulation Notice. To the extent the Value Opportunity Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Value Opportunity Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Value Opportunity Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Value Opportunity Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Value Opportunity Fund is unable to comply with the requirements of Rule 4.5, the Value Opportunity Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Value Opportunity Fund.

LONG/SHORT OPPORTUNITY FUND

Investment Objective

The Long/Short Opportunity Fund seeks to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns. The Long/Short Opportunity Fund reserves the right to change the investment objective without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategy

The Long/Short Opportunity Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of:

●	long positions in the common stock of U.S. companies that the Adviser believes are high quality and priced well below their intrinsic value; and

●	short positions in the common stock of U.S. companies that the Adviser believes are low quality and priced well above their intrinsic value.

In selecting investments, the Adviser uses its proprietary QMV strategy, which evaluates and ranks the quality and value of companies based on various factors, including, without limitation, market pricing, intrinsic value, return on capital, profitability, cash flow, growth, and debt level.

The Adviser reviews the stock market on a regular basis to identify mispriced investment opportunities resulting from short-term market inefficiency. The Adviser excludes companies that it considers to have insufficient data, unacceptable risk factors or unattractive industry or business characteristics. The Long/Short Opportunity Fund generally invests in companies with the Adviser’s highest and lowest QMV rankings as long positions and short positions, respectively. The Long/Short Opportunity Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Long/Short Opportunity Fund seeks to maintain significant portfolio diversification by company, market capitalization, and industry sector. The Long/Short Opportunity Fund may invest in any industry sector and normally limits investment to companies in the large, mid and small capitalization segments.

Long/Short Opportunity Fund endeavors to hold its positions patiently while the market re-appraises the intrinsic value and price of Long/Short Opportunity Fund’s portfolio companies. After an investment period that the Adviser considers to be optimal, Long/Short Opportunity Fund generally sells long positions in companies that no longer rank well enough to be included in the portfolio, and generally covers short positions in companies that no longer rank poorly enough to be included in the portfolio. Long/Short Opportunity Fund may also remove positions in companies after they are announced as acquisition targets or for other reasons.

Under normal circumstances, Long/Short Opportunity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in long and short positions in equity securities. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

In addition to investing in common stock or selling common stock short, Long/Short Opportunity Fund may invest in exchange traded stock index funds and futures contracts on market indices as part of its hedging strategy. Long/Short Opportunity Fund may also invest in cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments. Because of the types of securities in which Long/Short Opportunity Fund invests and the investment techniques the Adviser uses, Long/Short Opportunity Fund is designed for investors who are investing for the long term.

Investment Risks

The risks associated with the Long/Short Opportunity Fund’s investment strategies are generally described below. The Long/Short Opportunity Fund may be subject to additional risks because of the types of investments the Long/Short Opportunity Fund makes or because of changes in market conditions. As with any mutual fund investment, there is a risk that you could lose money by investing in the Long/Short Opportunity Fund. The success of the Long/Short Opportunity Fund’s investment strategy depends largely upon the Adviser’s skill in selecting common stocks for purchase and sale by the Long/Short Opportunity Fund and there is no assurance that the Long/Short Opportunity Fund will achieve its investment objective. The Long/Short Opportunity Fund may not be appropriate for use as a complete investment program.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Long/Short Opportunity Fund’s value investment style may go out of favor with investors, negatively affecting the Long/Short Opportunity Fund’s performance.

Short Sales Risk. The Long/Short Opportunity Fund expects to sell securities short. The Long/Short Opportunity Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Long/Short Opportunity purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Long/Short Opportunity Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Long/Short Opportunity Fund’s investment may result in a loss. The Long/Short Opportunity Fund’s losses are potentially unlimited in a short sale transaction.

The Long/Short Opportunity Fund will incur increased transaction costs associated with selling securities short. When the Long/Short Opportunity Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Long/Short Opportunity Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent the Long/Short Opportunity Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Long/Short Opportunity Fund’s performance.

To the extent the Long/Short Opportunity Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Long/Short Opportunity Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk. Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations. Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Stock Market Risk. The return on and value of an investment in the Long/Short Opportunity Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Long/Short Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Management Style Risk. The Adviser’s method of security selection may not be successful and the Long/Short Opportunity Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Long/Short Opportunity Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Long/Short Opportunity Fund will be correct or produce the desired results. Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Long/Short Opportunity Fund’s inception.

In addition to the strategies and risks described above, the Long/Short Opportunity Fund may invest in other types of securities whose risks are described below or in the SAI.

Temporary Defensive Positions. The Long/Short Opportunity Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Long/Short Opportunity Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Long/Short Opportunity Fund from achieving its investment objective.

Additional Information. Whether the Long/Short Opportunity Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The Long/Short Opportunity Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Long/Short Opportunity Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

CFTC Regulation Notice. To the extent the Long/Short Opportunity Fund makes investments regulated by the CFTC, the Long/Short Opportunity Fund intends to do so in accordance with Rule 4.5 under the CEA. The Trust, on behalf of the Long/Short Opportunity Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Long/Short Opportunity Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Long/Short Opportunity Fund is unable to comply with the requirements of Rule 4.5, the Long/Short Opportunity Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Long/Short Opportunity Fund.

FUND MANAGEMENT

The Investment Adviser

Barrow Street Advisors LLC (the “Adviser”), located at 300 First Stamford Place, 3rd Floor East, Stamford, Connecticut 06902, serves as the investment adviser to the Value Opportunity Fund and the Long/Short Opportunity Fund (each individually a “Fund” and collectively the “Funds”). The Adviser is a subsidiary of Barrow Street Holdings LLC (“BSH”), which owns Barrow Street Capital LLC (“BSC”) in addition to the Adviser (the Adviser, BSH, and BSC collectively “Barrow Street”). BSC was formed and commenced operations in 1997 and organized the Adviser in 2013. Since inception, Barrow Street has raised and invested approximately $550 million of equity in private equity and public security strategies. The Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio.

For its services, the Value Opportunity Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 0.99% of its average daily net assets. For the Value Opportunity Fund, the Adviser has contractually agreed under an Expense Limitation Agreement, until October 1, 2017, to reduce its investment advisory fees and to reimburse the Value Opportunity Fund expenses to the extent necessary to limit annual ordinary operating expenses of the Value Opportunity Fund (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business; and amounts if any, payable to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.15% of average daily net assets of Value Opportunity Fund’s shares. Management Fee waivers by the Adviser, or payments by the Adviser of expenses that are the Value Opportunity Fund’s obligation, are subject to repayment by the Value Opportunity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Value Opportunity Fund’s Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser and the Board at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically as to the Value Opportunity Fund if the Value Opportunity Fund’s investment advisory agreement with the Adviser is terminated. The net aggregate management fee paid to the Adviser by the Value Opportunity Fund for the fiscal year ended May 31, 2016 as a percentage of average net assets was 0.59%.

For its services, the Long/Short Opportunity Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 1.50% of its average daily net assets. For the Long/Short Opportunity Fund, the Adviser has contractually agreed under an Expense Limitation Agreement, until October 1, 2017, to reduce its investment advisory fees and to reimburse Long/Short Opportunity Fund expenses to the extent necessary to limit annual ordinary operating expenses of the Long/Short Opportunity Fund (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business; and amounts if any, payable to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.74% of average daily net assets of the Long/Short Opportunity Fund’s shares. Management Fee waivers by the Adviser, or payments by the Adviser of expenses which are the Long/Short Opportunity Fund’s obligation, are subject to repayment by the Long/Short Opportunity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Long/Short Opportunity Fund’s total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser and the Board at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically at to the Long/Short Opportunity Fund if the Long/Short Opportunity Fund’s investment advisory agreement with the Adviser is terminated. The net aggregate management fee paid to the Adviser by the Long/Short Opportunity Fund for the fiscal year ended May 31, 2016 as a percentage of average net assets was 0.41%.

A discussion of the factors considered by the Board in its approval of each Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, is available in each Fund’s Annual Report for the period ended May 31, 2016.

Portfolio Managers

Nicholas Chermayeff is a co-Portfolio Manager of each Fund and served as a portfolio manager of the Predecessor Private Fund from December 31, 2008 until the commencement of operations of the Value Opportunity Fund, which was the date the Predecessor Private Fund was reorganized into the Value Opportunity Fund. He is an officer and Principal of the Adviser. Mr. Chermayeff is a co-founder, in 1997, and Principal of BSC. Prior to forming BSC, he was an acquisition professional in Morgan Stanley’s Principal Investment Group for the Morgan Stanley Real Estate Fund. Prior to that, Mr. Chermayeff worked in the investment banking groups of Merrill Lynch and LaSalle Partners. He received a B.A. degree with honors from Harvard College. Mr. Chermayeff has been managing accounts using the Barrow QMV long-only and the Barrow QMV long/short strategies since 2009.

Robert F. Greenhill, Jr. is a co-Portfolio Manager of each Fund and served as a portfolio manager of the Predecessor Private Fund from December 31, 2008 until the commencement of operations of the Value Opportunity Fund, which was the date the Predecessor Private Fund was reorganized into the Value Opportunity Fund. He is an officer and Principal of the Adviser. Mr. Greenhill is a co-founder, in 1997, and Principal of BSC. Prior to forming BSC, he was an acquisition professional for the Goldman Sachs’ Whitehall Funds. Prior to joining Goldman Sachs, he was involved in real estate management at Tishman Speyer Properties. He received a B.A. and a M.B.A. from Harvard University. Mr. Greenhill has been managing accounts using the Barrow QMV long-only and the Barrow QMV long/short strategies since 2009.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of each of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as each Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of each Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is each Fund’s principal underwriter and serves as the exclusive agent for the distribution of each Fund’s shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to each Fund.

HISTORICAL PERFORMANCE OF THE ADVISER’S LONG/SHORT STYLE PRIVATE ACCOUNTS

The Portfolio Managers began managing accounts using the Barrow QMV long/short strategy in 2009. The performance table below provides a summary of the performance of all accounts (the “L/S Accounts”) with substantially similar investment objectives, policies, strategies and risks to those of the Long/Short Opportunity Fund for the 1-year, 5-year and since-inception periods ended December 31, 2015, and compares the L/S Accounts’ performance during those periods against two appropriate broad-based securities market indices, the HFRI Equity Hedge Index and the Dow Jones Credit Suisse Long/Short Equity Hedge Fund Index. There are no material differences between the investment objectives, policies and strategies of the L/S Accounts and those of the Long/Short Opportunity Fund. Messrs. Chermayeff and Greenhill, who are primarily responsible for the day-to-day management of the Long/Short Opportunity Fund’s portfolio, have been primarily responsible for the day-to-day management of the accounts throughout the entire period presented.

The performance of the L/S Accounts does not represent the historical performance of the Long/Short Opportunity Fund and should not be considered a substitute for the Fund’s performance or indicative of past or future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

The performance data provided below for the L/S Accounts was calculated by Barrow Street. The L/S Accounts’ rate of return includes realized and unrealized gains plus income (including accrued income). The L/S Accounts are valued monthly and periodic returns are geometrically linked. The 1-year, 5-year and since-inception periods’ performance is net of 1.50% per annum management fees. The performance is net of all trading commissions, other fees and expenses, but does not include the effect of the performance fee which was in place until October 7, 2012. The total operating expenses for the L/S Accounts was less than the Long/Short Opportunity Fund’s total annual operating expenses. Therefore, the Accounts’ performance would have been lower if the performance had been calculated using the Long/Short Opportunity Fund’s total operating expenses. Results include the reinvestment of dividends and capital gains.

Average Annual Total Returns for periods ended December 31, 2015

	L/S Accounts (1)	HFRI Equity Hedge Index (2)
1 Year	7.98%	-0.97%
5 year (3)	6.03%	2.54%
Since Inception (December 31, 2008) (3)	8.24%	6.56%

(1)

The performance of the L/S Accounts, which is unaudited, has been computed by Barrow Street based on audited financial statements for the years 2009-2015 and unaudited financial statements thereafter, as follows: BSLSF refers to Barrow Street Long/Short Fund LP, which succeeded the Barrow Street Market Neutral Fund LP (“BSMNF” inception 12/31/08) on 5/1/12. Performance shown for BSLSF is net return (calculated after a 1.50% per annum Management Fee and certain expenses) and assumes investment at inception. Prior to 5/1/12, BSLSF performance reflects a 60% investment in BSMNF and a 40% investment in Barrow Street Fund LP (“BSF” inception 12/31/08), a long-only fund with the same long book as BSMNF. For the purpose of this exhibit BSF returns are net of a cash balance at inception that was invested evenly throughout BSF’s first year and are unaudited. BSF was fully invested as of 12/31/09. Performance information contained in this exhibit has been prepared internally by Barrow Street based on information supplied by Interactive Brokers LLC, Bloomberg Finance L.P., Cohen & Associates and BBD, LLP. Calculating performance in this manner may differ from the standardized methodology promulgated by the Securities and Exchange Commission under the 1940 Act.

(2)

The Hedge Fund Research, Inc. (“HFRI”) Equity Hedge (Total) Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated and should not be used as a standard of composition and volatility of Barrow QMV long/short strategy. Market index information shown is based off widely available information believed to be reliable; however, Barrow Street makes no guarantee or warranty hereby as to the completeness or accuracy of such data.

(3)	Annualized net return (calculated after all fees and expenses)

HOW THE FUNDS VALUE THEIR SHARES

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by each Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of each Fund are invested in other open-end investment companies that are not listed on an exchange, each Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to a purchase or redemption, and payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from each Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. Each Fund reserves the right to reject any purchase request. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. Each Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased through the Fund. Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment in each Fund is $2,500 for regular accounts. This minimum investment requirement may be waived or reduced for any reason at the discretion of each Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the applicable Fund; please reference Investor Class or Institutional Class to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

[Insert name of applicable the Barrow Fund in which you are investing]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, the Funds do not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by each Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-877-767-6633 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

Each Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when MUFG Union Bank, N.A., the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of each Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●

By sending a check, made payable to the applicable Barrow Fund in which you are investing, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the account of the Fund in which you are investing as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-877-767-6633 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund in which you are investing from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund in which you are investing. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund. Please call 1-877-767-6633 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for each Fund, the marketability of such securities, and other factors which a Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute each Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares that result in disruptive trading. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent such activity. Each Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, each Fund does not apply a quantitative definition to frequent trading. Instead each Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. Each Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. Each Fund’s policies and procedures to prevent disruptive trading are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in each Fund.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers a Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although each Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged at NAV for the same class of shares of another Fund, provided the Funds are advised by the same adviser. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-877-767-6633. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and your account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to [Insert name of the Barrow Fund in which you are invested], c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-877-767-6633.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on each Fund’s behalf. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as permitted by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through Automated Clearing House (“ACH”), the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the Fund’s minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-767-6633 for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. If a Fund redeems your shares in kind, you will bear the market risks associated with the securities paid as redemption proceeds. In addition, when you sell these securities, you will pay brokerage charges associated with selling the securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Funds at 1-877-767-6633.

BARROW VALUE OPPORTUNITY FUND*
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$26.58		$26.40	$23.30

Income (loss) from investment operations:
Net investment income	0.27	(b)	0.27	0.18
Net realized and unrealized gains (losses) on investments	(1.68)		2.25	3.47
Total from investment operations	(1.41)		2.52	3.65

Less distributions:
From net investment income	(0.19)		(0.20)	(0.06)
From net realized gains from investments	(0.20)		(2.14)	(0.49)
Total distributions	(0.39)		(2.34)	(0.55)

Net asset value at end of period	$24.78		$26.58	$26.40

Total return (c)	(5.29%)		10.10%	15.73	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$34,522		$31,945	$21,380

Ratio of total expenses to average net assets	1.60%		1.79%	1.86	%(e)

Ratio of net expenses to average net assets (f)	1.16	%(g)	1.15%	1.15	%(e)

Ratio of net investment income to average net assets (f)	1.08%		1.29%	1.01	%(e)

Portfolio turnover rate	84%		112%	45	%(d)

*	Prior to July 1, 2015, formally known as Barrow Value Opportunity Fund - Institutional Class.
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014.
(b)	Calculated using average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after fee reductions and expense reimbursements by the Adviser.
(g)	Ratio includes borrowing costs of 0.01% for the year ended May, 31, 2016.

BARROW LONG/SHORT OPPORTUNITY FUND*
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.63		$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)(b)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.19)		0.43	0.44
Total from investment operations	(0.26)		0.41	0.41

Less distributions:
From net realized gains from investments	—		(0.19)	—

Net asset value at end of period	$10.37		$10.63	$10.41

Total return (c)	(2.45%)		4.01%	4.10	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$38,052		$9,671	$4,212

Ratio of total expenses to average net assets	4.58%		6.16%	8.69	%(f)

Ratio of net expenses to average net assets (e)	3.72%		3.70%	3.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense (e)	2.54%		2.54%	2.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense, brokerage expense on securities sold short and borrowing costs (e)	1.74%		1.74%	1.74	%(f)

Ratio of net investment loss to average net assets (e) (g)	(0.65%)		(0.05%)	(0.37	%)(f)

Portfolio turnover rate	64%		111%	76	%(d)

*	Formerly (prior to July 1, 2015) known as Barrow All-Cap Long/Short Fund - Institutional Class.
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014.
(b)	Calculated using average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Ratio was determined after fee reductions and expense reimbursements by the Adviser.
(f)	Annualized.
(g)

The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the periods ended May 31, 2016, May 31, 2015 and May 31, 2014 is 0.11%, 0.30% and 0.28%(f), respectively.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES BARROW VALUE OPPORTUNITY FUND AND BARROW LONG/SHORT OPPORTUNITY FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-767-6633

Who we are
Who is providing this notice?	Barrow Value Opportunity Fund Barrow Long/Short Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Barrow Street Advisors LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

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FOR ADDITIONAL INFORMATION

Additional information about each Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about each Fund’s investments is available in each Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Funds, please call Toll-Free:

1-877-767-6633

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.barrowfunds.com or upon written request to your Fund at:

The Barrow Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about each Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22680